Filed Pursuant to Rule 497

Securities Act File No. 333-227116

Saratoga Investment Corp.

Supplement No. 2, dated October 10, 2019

to

Prospectus Supplement, dated July 11, 2019

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Saratoga Investment Corp. (the “Company”), dated June 28, 2019 (the “Prospectus”), as supplemented by the Prospectus Supplement dated July 11, 2019 (the “Prospectus Supplement”), as further supplemented by Supplement No. 1 to the Prospectus Supplement, dated October 10, 2019. Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus Supplement or Prospectus, as applicable.

You should carefully consider the “Risk Factors” beginning on page S-22 of the Prospectus Supplement and page 23 of the Prospectus before you decide to invest.

We have entered into an equity distribution agreement, dated May 16, 2017 (as amended from time to time, the “Equity Distribution Agreement”), with Ladenburg Thalmann & Co. Inc., BB&T Capital Markets, a division of BB&T Securities, LLC and B. Riley FBR, Inc. relating to the shares of common stock offered by the Prospectus Supplement as supplemented by this supplement.

The Equity Distribution Agreement provides that we may offer and sell shares of our common stock having an aggregate offering price of up to $130,000,000 from time to time through Ladenburg Thalmann & Co. Inc., BB&T Capital Markets, a division of BB&T Securities, LLC and B. Riley FBR, Inc. as our sales agents. Sales of our common stock, if any, under the Prospectus Supplement may be made in negotiated transactions or transactions that are deemed to be “at the market,” as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange (“NYSE”) or similar securities exchange or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices.

STATUS OF OUR OFFERING

On March 16, 2017, we established an at-the-market program to which this Supplement No. 2 dated October 10, 2019, Supplement No. 1 dated October 10, 2019 and the Prospectus Supplement relate and through which we may sell, from time to time and at our sole discretion, up to $130.0 million shares of our common stock. The gross proceeds raised, the related sales agent commission, the offering expenses and the average price at which these shares were issued from the period of March 16, 2017 through October 10, 2019 are as follows:

	Number of Shares	Gross Proceeds	Sales Agent Commission	Average Offering Price
Fiscal Year Ending February 28, 2020 Issuance of Common Stock
First Quarter	76,448	$1,772,633	$4,196	$23.19
Second Quarter	1,371,667	$34,102,383	$494,015	$24.86
Third Quarter (through October 10, 2019)	543,049	$13,636,596	$202,843	$25.11
Fiscal Year Ending February 28, 2019 Issuance of Common Stock
First Quarter	—	$—	$—	$—
Second Quarter	—	$—	$—	$—
Third Quarter	10,373	$241,238	$830	$23.26
Fourth Quarter	136,176	$3,158,919	$9,098	$23.20
Fiscal Year Ending February 28, 2018 Issuance of Common Stock
First Quarter	60,779	$1,367,168	$20,474	$22.49
Second Quarter	56,575	$1,272,245	$19,084	$22.49
Third Quarter	148,759	$3,345,869	$20,102	$22.49
Fourth Quarter	82,012	$1,853,069	$18,505	$22.60

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever the Prospectus Supplement contains a reference to fees or expenses paid by “you,” “us” or “Saratoga Investment Corp.,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Saratoga Investment Corp.

Stockholder transaction expenses (as a percentage of offering price):
Sales load paid	1.5%	(1)
Offering expenses borne by us	0.5%	(2)
Dividend reinvestment plan expenses	None	(3)

Total stockholder transaction expenses paid	2.0%
Annual estimated expenses (as a percentage of average net assets attributable to common stock):
Management fees	3.9%	(4)
Incentive fees payable under the Management Agreement	2.6%	(5)
Interest payments on borrowed funds	7.8%	(6)
Other expenses	2.8%	(7)

Total annual expenses	17.1%	(8)

(1)

Represents the commission with respect to the shares of our common stock being sold in this offering, which we will pay to the Agents in connection with sales of shares of our common stock effected by the Agents under the equity distribution agreement. There is no guaranty that there will be any sales of our common stock pursuant to this prospectus supplement and the accompanying prospectus.

(2)	The offering expenses of this offering are estimated to be approximately $150,000.
(3)

The expenses associated with the administration of our dividend reinvestment plan are included in “Other expenses.” The participants in the dividend reinvestment plan will pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan” in the Prospectus Supplement.

(4)

Our base management fee under the Management Agreement with Saratoga Investment Advisors is based on our gross assets, which is defined as our total assets, including those acquired using borrowings for investment purposes, but excluding cash and cash equivalents. See “Investment Advisory and Management Agreement” in the Prospectus Supplement. The fact that our base management fee is payable based upon our gross assets, rather than our net assets (i.e., total assets after deduction of any liabilities, including borrowings) means that our base management fee as a percentage of net assets attributable to common stock will increase when we utilize leverage.

(5)

The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial and consulting fees or other fees that we receive from portfolio companies) accrued by us during the fiscal quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee).

The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Management Agreement) and equals 20% of our “incentive fee capital gains,” which equals our realized capital gains on a cumulative basis from May 31, 2010 through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. Under the Management Agreement, the capital gains portion of the incentive fee is based on realized gains and realized and unrealized losses from May 31, 2010. Therefore, realized and unrealized losses incurred prior to such time will not be taken into account when calculating the capital gains portion of the incentive fee, and Saratoga Investment Advisors will be entitled to 20% of incentive fee capital gains that arise after May 31, 2010. In addition, the cost basis for computing realized gains and losses on investments held by us as of May 31, 2010 will equal the fair value of such investments as of such date. We estimate this as zero for purposes of this table as these fees are hard to predict, as they are based on capital gains and losses. See “Investment Advisory and Management Agreement” in the Prospectus.
(6)

We may borrow funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. The 7.8% figure in the table includes all expected borrowing costs that we expect to incur over the next twelve months in connection with the secured revolving credit facility we have with Madison Capital Funding LLC. The costs associated with our outstanding borrowings are indirectly borne by our stockholders. We do not expect to issue any preferred stock during the next twelve months and, therefore, have not included the cost of issuing and servicing preferred stock in the table. In addition, all of the commitment fees, interest expense, amortized financing costs of our Credit Facility, SBA debentures, the 2023 Notes and the 2025 Notes, and the fees and expenses of issuing and servicing any other borrowings or leverage that we expect to incur during the next twelve months are included in the table and expense example presentation below. On April 16, 2018, as permitted by the SBCA, which was signed into law on March 23, 2018, our non-interested board of directors approved of the Company becoming subject to a minimum asset coverage ratio of 150% under Sections 18(a)(1) and 18(a)(2) of the 1940 Act. The 150% asset coverage ratio became effective on April 16, 2019. See “Regulation” and “Risk Factors—Risks Related to Our Business and Structure—Recent legislation may allow us to incur additional leverage” in the Prospectus.

(7)

“Other expenses” are based on estimated amounts for the current fiscal year and include our overhead expenses, including payments under our administration agreement based on our allocable portion of overhead and other expenses incurred by Saratoga Investment Advisors in performing its obligations under the administration agreement. See “Administration Agreement” in the Prospectus.

(8)

This figure includes all of the fees and expenses of our wholly-owned subsidiaries, Saratoga Investment Corp SBIC, LP and Saratoga Investment Funding LLC. Furthermore, this table reflects all of the fees and expenses borne by us with respect to our investment in Saratoga CLO.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that we would have no additional leverage and our annual operating expenses would remain at the levels set forth in the table above, and that we pay the transaction expenses set forth in the table above, including a sales load of 1.5% paid by you (the commission to be paid by us with respect to common stock sold by us in this offering).

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on portfolio	$200	$631	$1,107	$2,519

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The example assumes that the 5% annual return is generated entirely through the realization of capital gains on our assets and, as a result, triggers the payment of an incentive fee on such capital gains under the Management Agreement. The “pre-incentive fee net investment income” under the Management Agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher.

While the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by either (i) the greater of (x) the net asset value of our common stock or (y) 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our board of directors in the event that we use newly issued shares to satisfy the share requirements of the dividend reinvestment plan or (ii) the average purchase price, including any brokerage charges or other charges, of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” in the Prospectus for additional information regarding our dividend reinvestment plan.